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ALEXANDER & BALDWIN, INC.’S REAL ESTATE SUPPLEMENT UPDATE

AS OF AND FOR THE QUARTERS ENDED DECEMBER 31, 2013 AND 2012
(Unaudited)

About This Supplement Update

This periodic Supplement Update is designed to provide current and potential shareholders of Alexander & Baldwin, Inc. with additional information regarding the Company’s Real Estate operating segments. This information is supplemental to and does not replace the information provided to shareholders in the Company’s periodic filings with the Securities and Exchange Commission.
This fourth quarter Supplement updates the following tables in the Company’s Real Estate Supplement as of and for the years ended December 31, 2012 and 2011:
Table 7: Property Detail – Hawaii Improved Properties
Table 8: Property Detail – Mainland Improved Properties
Table 9: Comparable % Occupancy Data by Geographic Region and Asset Class
Table 10: Weighted Average Gross Leasable Area by Geographic Region and Asset Class
Table 11: Occupancy Analysis Trend – Last Five Quarters
Table 12: Real Estate Leasing Cash Net Operating Income (NOI)
Table 13: Real Estate Leasing Same Store Cash NOI
Table 14: Reconciliation of Real Estate Leasing Operating Profit to Cash NOI and Same Store Cash NOI
Table 15: Improved Property Portfolio Acquisitions/Dispositions
Table numbers used in this Update correspond with table numbers used in the full-year Supplement.
The information contained in this Supplement Update is unaudited and should be read in conjunction with the Company’s Real Estate Supplement as of and for the years ended December 31, 2012 and 2011, its 2012 Form 10-K and other filings with the SEC through the date of this Supplement Update.
Feedback and suggestions regarding the contents of this Supplement Update from the investing audience are welcomed, and should be directed to Suzy P. Hollinger, Director, Investor Relations, via telephone at (808) 525-8422 or via email to shollinger@abinc.com.

Alexander & Baldwin, Inc. │Real Estate Supplement Update

INDEX TO REAL ESTATE SUPPLEMENT UPDATE
(Unaudited)
AS OF AND FOR THE QUARTERS ENDED DECEMBER 31, 2013 AND 2012

Forward-Looking Statements	2
Basis of Presentation	2
Commercial Portfolio Acquisitions and Dispositions	3
Real Estate Leasing Segment – Asset Descriptions and Statistics	4
Property Detail – Hawaii Improved and Unimproved Properties (Table 7)	4
Property Detail – Mainland Improved Properties (Table 8)	5
Comparable % Occupancy Data by Geographic Region and Asset Class (Table 9)	6
Weighted Average Gross Leasable Area by Geographic Region and Asset Class (Table 10)	6
Occupancy Analysis Trend – Last Five Quarters (Table 11)	6
Real Estate Leasing Net Operating Income (NOI) (Table 12)	7
Real Estate Leasing Same Store NOI (Table 13)	7
Statement on Management’s Use of Non-GAAP Financial Measures	8
Reconciliation of Real Estate Leasing Operating Profit to NOI and Same Store NOI (Table 14)	8
Portfolio Acquisitions and Dispositions	9
2013 and 2012 Improved Property Portfolio Acquisitions/Dispositions (Table 15)	9

Forward-Looking Statements

Statements in this Supplement Update that are not historical facts are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. These forward-looking statements are not guarantees of future performance. This Supplement should be read in conjunction with pages 18-28 of Alexander & Baldwin, Inc.’s 2012 Form 10-K and other filings with the SEC through the date of this Supplement, which identify important factors that could affect the forward-looking statements in this Supplement. We do not undertake any obligation to update our forward-looking statements.

Basis of Presentation

The information contained in this Supplement Update does not purport to disclose all items required by accounting principles generally accepted in the United States of America (GAAP). The information contained in this Supplement Update is unaudited and should be read in conjunction with Alexander & Baldwin, Inc.’s Real Estate Supplement as of and for the years ended December 31, 2012 and 2011, its 2012 Form 10-K and other filings with the SEC through the date of this Supplement Update.

Commercial Portfolio Acquisitions and Dispositions

In 2013, the Company completed a number of significant commercial property acquisitions and dispositions in connection with the migration of its Mainland portfolio to Hawaii. The largest acquisition, which closed on December 20, 2013, consisted of retail, industrial and ground leased properties primarily located in Kailua, Hawaii for $373 million. For purposes of this Update, information about the acquired portfolio is reported in five categories:

•	Kailua Industrial/Other

•	Kailua Grocery Anchored

•	Kailua Retail Other

•	Kailua ground leases

•	Other Oahu ground leases

The acquisition was primarily funded by 1031 proceeds generated by the sale of six Mainland commercial properties, other 1031 proceeds, including proceeds from the sale of Maui Mall, which closed on January 6, 2014, and reverse 1031 proceeds from future commercial property and non-core land sales.

In addition to the December 20 acquisition, the Company acquired in 2013 three retail assets in Hawaii, with over 630,000 square feet (primarily on Oahu), for approximately $191 million. The Company also assumed control of The Shops at Kukui'ula, a 78,900 square-foot retail center on Kauai.

Due to the significant changes to the Company's commercial portfolio from acquisitions and dispositions, historical leasing NOI may not be indicative of future results.

See Table 15 for additional information on the Company’s commercial property acquisitions and dispositions in 2013.

Real Estate Leasing Segment – Asset Descriptions and Statistics
TABLE 7
PROPERTY DETAIL - HAWAII IMPROVED AND UNIMPROVED PROPERTIES

Property	Number of properties	Island	Gross leasable area at 12/31/13 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	4Q2013 net operating income (NOI)[2] ($ in 000s)	% NOI to total Hawaii portfolio
Industrial:
Kailua Industrial/Other[3]	6	Oahu	68,800	100	$—	$27	0.3
Komohana Industrial Park[4]	1	Oahu	238,300	100	—	918	8.4
P&L Building	1	Maui	104,100	92	—	268	2.4
Port Allen	3	Kauai	63,800	98	—	156	1.4
Waipio Industrial	1	Oahu	158,400	97	—	494	4.5
Subtotal – Industrial	12		633,400	97	$—	$1,863	17.0

Office:
Gateway at Mililani Mauka South	1	Oahu	18,700	100	$—	$165	1.5
Judd Building	1	Oahu	20,200	64	—	10	0.1
Kahului Office Building	1	Maui	58,400	83	—	259	2.4
Kahului Office Center	1	Maui	32,900	85	—	118	1.1
Lono Center	1	Maui	13,400	86	—	48	0.4
Maui Clinic Building	1	Maui	16,600	82	—	57	0.5
Stangenwald Building	1	Oahu	27,100	89	—	70	0.6
Subtotal – Office	7		187,300	84	$—	$727	6.6

Retail:
Gateway at Mililani Mauka	1	Oahu	18,900	87	$—	$167	1.5
Kahului Shopping Center	1	Maui	48,700	96	—	100	0.9
Kailua Grocery Anchored[3]	4	Oahu	189,200	98	13,031	189	1.7
Kailua Retail Other[3]	11	Oahu	128,200	95	—	120	1.1
Kaneohe Bay Shopping Center	1	Oahu	124,300	100	—	421	3.8
Kunia Shopping Center	1	Oahu	60,400	95	—	485	4.4
Lahaina Square	1	Maui	50,200	68	—	121	1.1
Lanihau Marketplace	1	Hawaii	88,300	88	—	334	3.0
Maui Mall[5]	1	Maui	185,700	97	—	767	7.0
Napili Plaza	1	Maui	45,100	89	—	237	2.2
Pearl Highlands Center	1	Oahu	415,400	98	61,780	2,371	21.6
Port Allen Marina Center	1	Kauai	23,600	72	—	94	0.9
The Shops at Kukui'ula	1	Kauai	78,900	80	43,953	494	4.5
Waianae Mall	1	Oahu	170,300	89	19,931	687	6.2
Waipio Shopping Center	1	Oahu	113,800	97	—	669	6.1
Subtotal – Retail	28		1,741,000	93	$138,695	$7,256	66.0

Ground Leases
Kailua[3]	28 acres		—		$—	$136	1.2
Other Oahu[3]	23 acres		—		—	161	1.5
Neighbor Island	3,203 acres		—		—	851	7.7
Subtotal-Ground Leases	3,254 acres		—		$—	$1,148	10.4
Total Hawaii	47		2,561,700	94	$138,695	$10,994	100.0

[1]
Represents the average percentage of space leased during the period referenced or A&B’s ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.

[2]	See page 8 for a statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of Leasing operating profit to NOI for the total portfolio.
3 Portfolio was purchased from Kaneohe Ranch/Harold K.L. Castle Foundation on December 20, 2013. NOI and % NOI to total portfolio include results from the acquisition date through year-end.

[4]	Includes ground leased income.

[5]	On January 6, 2014, the Company closed the sale of Maui Mall.

Note:	For portfolio asset class and geographic occupancy see Table 9 on page 6. Gross leasable area is periodically adjusted based on remeasurement or reconfiguration of space.

TABLE 8
PROPERTY DETAIL - MAINLAND IMPROVED PROPERTIES

Property	Number of properties	Location	Gross leasable area at 12/31/13 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	4Q2013 net operating income (NOI)[2] ($ in 000s)	% NOI to total Mainland portfolio
Industrial:
Midstate Hayes	1	Visalia, CA	789,100	100	$11,472	$436	10.4
Sparks Business Center	1	Sparks, NV	396,100	100	—	460	11.0
Subtotal – Industrial	2		1,185,200	100	$11,472	$896	21.4

Office:
Concorde Commerce Center	1	Phoenix, AZ	137,200	100	$—	$366	8.8
Deer Valley Financial Center	1	Phoenix, AZ	126,600	75	—	206	4.9
Gateway Oaks	1	Sacramento, CA	58,700	53	—	43	1.0
Ninigret Office Park	1	Salt Lake City, UT	185,500	100	—	639	15.3
1800 & 1820 Preston Park	1	Plano, TX	198,800	93	—	476	11.4
2868 Prospect Park	1	Sacramento, CA	162,900	86	—	317	7.6
San Pedro Plaza	1	San Antonio, TX	172,000	66	—	232	5.6
Union Bank	1	Everett, WA	84,000	100	—	340	8.1
Subtotal – Office	8		1,125,700	86	$—	$2,619	62.7

Retail:
Little Cottonwood Center	1	Sandy, UT	141,500	94	$6,058	$322	7.7
Royal MacArthur Center	1	Dallas, TX	44,400	100	—	286	6.8
Wilshire Shopping Center	1	Greeley, CO	46,500	57	—	57	1.4
Subtotal – Retail	3		232,400	88	$6,058	$665	15.9

Total Mainland	13		2,543,300	95	$17,530	$4,180	100.0

[1]
Represents the average percentage of space leased during the period referenced or A&B’s ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.

[2]	See page 8 for a statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of Leasing operating profit to NOI for the total portfolio.

Note:	For portfolio asset class and geographic occupancy see Table 9 on page 6. Gross leasable area is periodically adjusted based on remeasurement or reconfiguration of space.

TABLE 9
COMPARABLE % OCCUPANCY DATA BY GEOGRAPHIC REGION AND ASSET CLASS

	4Q 2013				4Q 2012				Percentage point change
Location	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total
Hawaii improved	97	84	93	94	94	87	91	92	3	(3)	2	2
Mainland improved	100	86	88	95	98	89	86	95	2	(3)	2	—
Total	99	86	92	95	97	89	89	94	2	(3)	3	1

TABLE 10
WEIGHTED AVERAGE GROSS LEASABLE AREA BY GEOGRAPHIC REGION AND ASSET CLASS1

	4Q 2013 (in sq. ft.)				4Q 2012 (in sq. ft.)				Percentage Change
Location	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total
Hawaii improved	587,600	187,400	1,525,600	2,300,600	564,700	187,400	698,200	1,450,300	4.1	—	118.5	58.6
Mainland improved	2,921,500	1,127,100	556,300	4,604,900	4,465,600	1,272,800	718,300	6,456,700	(34.6)	(11.4)	(22.6)	(28.7)
Total	3,509,100	1,314,500	2,081,900	6,905,500	5,030,300	1,460,200	1,416,500	7,907,000	(30.2)	(10.0)	47.0	(12.7)

TABLE 11
OCCUPANCY ANALYSIS TREND – LAST FIVE QUARTERS

	4Q2013			3Q2013			2Q2013			1Q2013			4Q2012
	Number of properties	Weighted average sq. ft.	Percentage leased	Number of properties	Weighted average sq. ft.	Percentage leased	Number of properties	Weighted average sq. ft.	Percentage leased	Number of properties	Weighted average sq. ft.	Percentage leased	Number of properties	Weighted average sq. ft.	Percentage leased
Industrial	14	3,509,100	99	12	4,829,200	99	13	4,910,600	98	13	4,910,700	98	14	5,030,300	97
Office	15	1,314,500	86	15	1,412,400	87	16	1,461,500	88	16	1,461,200	89	16	1,460,200	89
Retail	31	2,081,900	92	18	1,773,600	91	17	1,620,000	90	16	1,588,600	90	15	1,416,500	89
Total	60	6,905,500	95	45	8,015,200	95	46	7,992,100	94	45	7,960,500	94	45	7,907,000	94

1     Weighted average GLA for the fourth quarter was significantly lower due to the sales of industrial and retail properties on the Mainland, proceeds of which were used to purchase the Kaneohe Ranch/Harold K.L. Castle
Foundation Hawaii portfolio.

Note: Gross leasable area is periodically adjusted based on remeasurement of reconfiguration of space.

TABLE 12
REAL ESTATE LEASING NET OPERATING INCOME (NOI)
(in millions)

	4Q 2013				4Q 2012				Percentage Change
Location	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total
Hawaii improved	$1.9	$0.7	$7.3	$9.9	$1.7	$0.7	$3.1	$5.5	11.8	—	135.5	80.0
Hawaii unimproved	—	—	—	1.1	—	—	—	0.8	—	—	—	37.5
Total Hawaii	$1.9	$0.7	$7.3	$11.0	$1.7	$0.7	$3.1	$6.3	11.8	—	135.5	74.6
Mainland improved	2.6	2.6	2.0	7.2	4.6	2.4	2.2	9.2	(43.5)	8.3	(9.1)	(21.7)
Total	$4.5	$3.3	$9.3	$18.2	$6.3	$3.1	$5.3	$15.5	(28.6)	6.5	75.5	17.4

TABLE 13
REAL ESTATE LEASING SAME STORE NOI1
(in millions)

	4Q 2013				4Q 2012				Percentage Change
Location	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total
Hawaii improved	$1.8	$0.7	$3.0	$5.5	$1.7	$0.7	$3.0	$5.4	5.9	—	—	1.9
Hawaii unimproved	—	—	—	0.9	—	—	—	0.8	—	—	—	12.5
Total Hawaii	$1.8	$0.7	$3.0	$6.4	$1.7	$0.7	$3.0	$6.2	5.9	—	—	3.2
Mainland improved	0.9	2.6	0.7	4.2	1.0	2.0	0.6	3.6	(10.0)	30.0	16.7	16.7
Total	$2.7	$3.3	$3.7	$10.6	$2.7	$2.7	$3.6	$9.8	—	22.2	2.8	8.2

1     Same Store NOI relates to properties that were operated throughout the duration of both periods under comparison.
Note: See page 8 for a statement on the Company’s use of non-GAAP financial measures and a reconciliation of Leasing operating profit to Real Estate Leasing NOI and Real Estate Leasing same store NOI.

Statement on Management’s Use of Non-GAAP Financial Measures

Net operating income (NOI) is a non-GAAP measure derived from real estate revenues (determined in accordance with GAAP, less straight-line rental adjustments) minus property operating expenses (determined in accordance with GAAP). NOI does not have any standardized meaning prescribed by GAAP, and therefore, may differ from definitions of NOI used by other companies. NOI should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, or as an alternative to cash flow from operating activities as a measure of the Company’s liquidity. NOI is commonly used as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. NOI excludes general and administrative expenses, straight-line rental adjustments, interest income, interest expense, depreciation and amortization expense, and gains on sales of interests in real estate. The Company believes that the Real Estate Leasing segment’s operating profit after discontinued operations is the most directly comparable GAAP measurement to NOI. A required reconciliation of Real Estate Leasing operating profit to Real Estate Leasing segment NOI and same store NOI is as follows:

TABLE 14
RECONCILIATION OF REAL ESTATE OPERATING PROFIT TO NOI AND SAME STORE NOI
(in millions)

	4Q 2013	4Q 2012
Real Estate Leasing segment operating profit before discontinued operations	$10.7	$10.2
Less amounts reported in discontinued operations	(2.8)	(4.2)
Real Estate Leasing segment operating profit after subtracting discontinued operations	$7.9	$6.0
Adjustments:
Depreciation and amortization expense	$7.0	$5.6
FASB 13 straight-line lease adjustments	(0.7)	(0.9)
General and administrative expense	1.2	0.6
Discontinued operations	2.8	4.2
Real Estate Leasing total NOI	$18.2	$15.5
Acquisitions/ disposition and other adjustments	(7.6)	(5.7)
Real Estate Leasing segment same store NOI[1]	$10.6	$9.8

[1]	NOI related to properties that were operated throughout the duration of both periods under comparison.

Portfolio Acquisitions and Dispositions

TABLE 15
2013 PROPERTY PORTFOLIO ACQUISITIONS/DISPOSITIONS

Property acquired in 2013	Acquisition date (month/year)	Acquisition price ($ in millions)	Gross leasable area (sq. ft.)	Leased percentage at acquisition
Waianae Mall	1/13	$30	170,300	93 (1)
Napili Plaza	5/13	19	45,100	92
Pearl Highlands Center	9/13	142	415,400	98
The Shops at Kukui'ula (2)	9/13	—	78,900	82
Kaneohe Ranch/Harold K.L. Castle Foundation Portfolio (3)	12/13	373	380,000 + 51 acres ground leased to third parties and improved with 760,000 sq. ft.	98
Total		$564	1,089,700

Property disposed in 2013	Disposition date (month/year)	Disposition price ($ in millions)	Gross leasable area (sq. ft.)	Leased percentage at disposition
Northpoint Industrial	1/13	$15	119,400	100
Centennial Plaza	9/13	15	244,000	100
Issaquah Office Center	9/13	22	146,900	100
Republic Distribution Center	10/13	20	312,500	100
Industrial Portfolio (4)	12/13	165	2,604,400	99
Retail Portfolio (5)	12/13	101	485,800	88
Total		$338	3,913,000

2012 PROPERTY PORTFOLIO ACQUISITIONS/DISPOSITIONS

Property acquired in 2012	Acquisition date (month/year)	Acquisition price ($ in millions)	Gross leasable area (sq. ft.)	Leased percentage at acquisition
Gateway at Mililani Mauka South	6/12	$11 (6)	18,700	100

Property disposed in 2012	Disposition date (month/year)	Disposition price ($ in millions)	Gross leasable area (sq. ft.)	Leased percentage at disposition
Firestone Boulevard Building	3/12	$4	28,100	100

[1]	79 percent occupied at closing on 1/23/13. Lease signed prior to closing, but effective on 2/1/13, brought occupancy up to 93 percent.

[2]	In November 2013, A&B refinanced and acquired The Shops at Kukui’ula. The Shops were originally developed in
2009 through a joint venture as part of the amenities for the Kukui’ula resort.

[3]	Portfolio is reported in five categories: Kailua Industrial/Other, Kailua Grocery Anchored, Kailua Retail Other, Kailua
ground leases and Other Oahu ground leases.

[4]	Industrial Portfolio includes the disposition of Activity Distribution Center, Heritage Business Center and Savannah
Logistics Center.

[5]	Retail Portfolio includes the disposition of Broadlands Marketplace, Meadows on the Parkway and Rancho Temecula
Town Center.

[6]	$11.4M acquisition price includes two existing buildings totaling 18,700 square feet and a 1.6-acre development parcel.